UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06342

Exact name of registrant as specified in charter:	Aberdeen Global Income Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5233

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2013

Item 1 –	Reports to Stockholders

Aberdeen Global Income Fund, Inc.

Semi-Annual Report

April 30, 2013

Managed Distribution Policy (unaudited)

The Board of Directors of the Fund has authorized a managed distribution policy (“MDP”) of paying monthly distributions at an annual rate of $0.07 per share set once a year. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s MDP exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Distribution Disclosure Classification (unaudited)

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. Under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from month to month because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which the Fund’s assets are denominated.

Based on generally accepted accounting principles, the Fund estimates that distributions for the fiscal year commenced November 1, 2012, including the distributions paid on May 17, 2013 and June 14, 2013 are comprised of 81% net investment income, 2% net realized short-term capital gains and 17% return of capital.

In January 2014, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2013 calendar year.

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

Computershare Trust Company, N.A., the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered stockholders and first time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchases and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Global Income Fund, Inc. (the “Fund”) for the six months ended April 30, 2013. The Fund’s principal investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective.

Total Return Performance

The Fund’s total return, based on net asset value (“NAV”), net of fees was 3.5% for the six months ended April 30, 2013 and 8.6% per annum since inception, assuming the reinvestment of dividends and distributions. The Fund’s total return for the six-month period is based on the reported NAV on April 30, 2013.

Share Price and NAV

For the six months ended April 30, 2013, based on market price, the Fund’s total return was 0.5%, assuming reinvestment of dividends and distributions. The Fund’s share price decreased by 2.6% over the six-month period, from $14.06 on October 31, 2012 to $13.70 on April 30, 2013. The Fund’s share price on April 30, 2013 represented a discount of 1.4% to the NAV per share of $13.90 on that date, compared with a premium of 1.3% to the NAV per share of $13.88 on October 31, 2012.

Credit Quality

As of April 30, 2013, 68.2% of the Fund’s total investments were invested in securities where either the issue or the issuer was rated A or better by Standard & Poor’s or Moody’s Investors Services, Inc., or, if unrated, judged by Aberdeen Asset Management Asia Limited (the “Investment Manager”) to be of equivalent quality.

Managed Distribution Policy

Distributions to common shareholders for the twelve months ended April 30, 2013 totaled $0.84 per share. Based on the share price of $13.70 on April 30, 2013, the distribution rate over the 12-month period ended April 30, 2013 was 6.1%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

On May 9, 2013 and June 11, 2013, the Fund announced that it will pay on June 14, 2013 and July 12, 2013 a distribution of US $0.07 per share to all shareholders of record as of May 31, 2013 and June 28, 2013, respectively.

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital. It is the Board’s intention that a monthly distribution of $0.07 per share be maintained for twelve months, beginning with the July 12, 2013 distribution payment. This policy is subject to regular review at the Board’s quarterly meetings, unless market conditions require an earlier evaluation. The next annual review is scheduled to take place in June 2014.

Open Market Repurchase Program

The Fund’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV. During the six months ended April 30, 2013 and fiscal year ended October 31, 2012, the Fund did not repurchase any shares.

Revolving Credit Facility and Leverage

The Fund’s revolving credit loan facility with The Bank of Nova Scotia was renewed for a 364-day term on March 1, 2013. The outstanding balance on the loan as of April 30, 2013 was $40,000,000. Under the terms of the loan facility and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding borrowings. The Board regularly reviews the use of leverage by the Fund. The Fund is also authorized to use reverse repurchase agreements as another form of leverage.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5233.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-866-839-5233; and (ii) on the SEC’s website at http://www.sec.gov.

Aberdeen Global Income Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

Investor Relations Information

As part of our ongoing commitment to provide information to our shareholders, I invite you to visit the Fund on the web at www.aberdeenfco.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, conduct portfolio charting and other timely data.

Please take a look at Aberdeen’s award-winning Closed-End Fund Talk Channel, where you can watch fund manager web casts and view our latest short films. For replays of recent broadcasts or to register for upcoming events, please visit Aberdeen’s Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usClosed/aberdeentv.

Please ensure that you are enrolled in our email services, which feature timely news from Aberdeen portfolio managers located around the world. Enroll today at www.aberdeen-asset.us/aam.nsf/usclosed/email and be among the first to receive the latest closed-end fund news, announcements of upcoming fund manager web casts, films and other information.

Please contact Aberdeen Asset Management Inc. by:

•	calling toll free at 1-866-839-5233 in the United States, or
•	emailing InvestorRelations@aberdeen-asset.com
•	visiting www.aberdeenfco.com

Yours sincerely,

Christian Pittard

President

All amounts are U.S. Dollars unless otherwise stated.

Aberdeen Global Income Fund, Inc.

Report of the Investment Manager (unaudited)

Market/Economic Review

Core government bond markets closed mixed over the six-month period ended April 30, 2013. Significant central bank support through interest rate cuts and asset purchases underpinned investor risk sentiment. This support more than offset worsening European conditions and relatively disappointing U.S. economic data. The yield on 10-year U.S. Treasuries was relatively unchanged, while German bunds fell by more than 20 basis points (bps) following Cyprus’s credit crisis. Bond markets rose in Australia and New Zealand, with longer-term bonds outperforming their short-dated counterparts. In Canada, mid-dated bonds gained the most in the broader rally. Emerging markets debt (EMD) posted modest returns, as local-currency debt outpaced hard-currency bonds.

Credit markets performed well with significant tightening of spreads towards the end of the period, driven by the hunt for yield amid a surfeit of liquidity. In currencies, the U.S. dollar strengthened against most G10 peers,1 supported by the U.S. Federal Reserve’s indications of continued quantitative easing. The yen faced heavy selling pressure after the Bank of Japan announced aggressive stimulus measures. European sovereign fears flared again, weighing on the euro. The British pound sterling was also weak because of lackluster growth data and market expectations of more aggressive central bank stimulus.

Global economic data underscored the fragility of the recovery, particularly in developed markets. Europe suffered further deterioration, as growth struggled under the weight of austerity measures. Notably, core economies, including Germany, also started to suffer, while the UK narrowly avoided slipping into another recession. U.S. government spending cuts of $85 billion were automatically triggered in March, although there were signs of a pick-up in consumer spending and the housing sector. In Australia, business conditions remained soft in view of China’s slowing growth, while consumer confidence retreated on the back of rising unemployment. Policymakers in Australia cut the official cash rate2 once in December, and again in May 2013 to a record low of 2.75% shortly after the end of the reporting period. New Zealand’s central bank kept interest rates unchanged, expressing concerns over rising home prices.

Regarding emerging markets, there was a stream of subdued economic data during the period from the key economies of Brazil, China and India. Consumer prices remained benign in Turkey, while Mexico’s quarterly inflation report confirmed policymakers’ willingness to deliver a one-off interest rate cut. However, Brazil’s central bank raised the benchmark Selic9 rate by 25 bps, given elevated price pressures. In other significant developments, South Africa’s credit rating slipped to BBB3 on weak growth prospects as well as rising social and political tensions. Venezuela’s presidential election was closer than anticipated. Nicholas Maduro narrowly defeated opposition leader Henrique Caprilles, replacing Hugo Chavez, who died of cancer in March. Thereafter, Standard & Poor’s4 revised its outlook for the credit to negative from stable, joining Fitch5 and Moody’s,6 as it cited growing political risks as a key reason for the move.

Fund Performance Review

Both the Fund’s EMD and developed markets portfolios enhanced performance for the reporting period. In EMD, the holdings in Turkey, South Africa, Uruguay and Brazil contributed significantly to performance. Within the developed markets portfolio, term structure7 and yield strategies bolstered relative return in Canada despite the drag from duration. The major contributors to performance in the Australian portfolio were the overweight relative to the benchmark JPMorgan EMBI Global Diversified Index in non-government bonds, for which credit spreads narrowed, and duration8 strategies.

[1]	The G10 member nations include the U.S., the UK, Canada, France, Germany, Belgium, Italy, Japan, the Netherlands, and Sweden.
[2]	The official cash rate is the rate of interest which the Reserve Bank of Australia charges on overnight loans to commercial banks.
[3]	Generally, the credit ratings range from AAA (highest) to D (lowest).
[4]

Standard & Poor’s credit ratings express the agency’s opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from “AAA” to “D” to communicate the agency’s opinion of relative level of credit risk. Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

[5]	Fitch is an international credit rating agency. Fitch ratings range from AAA (reliable and stable) to D (high risk).
[6]

Moody’s is an independent, unaffiliated research company that rates fixed income securities. Moody’s assigns ratings on the basis of risk and the borrower’s ability to make interest payments. Typically securities are assigned a rating from ‘Aaa’ to ‘C’, with ‘Aaa’ being the highest quality and ‘C’ the lowest quality.

[7]	Term structure is the relationship between interest rates or bond yields and different terms or maturities.
[8]

Duration is an estimate of bond price sensitivity to changes in interest rates. Effective duration takes into consideration the optionality of each bond in the duration calculation. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.

[9]	Brazilian SELIC Target rate (Meta do SELIC) is the benchmark rate set by the Brazilian Central Bank.

Aberdeen Global Income Fund, Inc.

Report of the Investment Manager (unaudited) (continued)

The Fund uses currency forwards as part of the currency overlay process, in order to position the currency exposure according to the Fund’s ongoing strategy. During the period, the Fund only used interest rate swaps to hedge the floating rate leverage in the portfolio in order to move its duration closer to the underlying assets of the Fund.

Outlook

In line with market expectations, the European Central Bank cut its benchmark interest rate to a record low of 0.5% and signaled the continuation of loose monetary policy at its May 2013 meeting. With global liquidity still high, we feel that any significant market declines could trigger more buying, as second-quarter 2013 data looks weak not just in Europe, but also across the rest of the world. We remain concerned about peripheral Europe and believe that more stress is likely in the future, notwithstanding investors’ seemingly relentless pursuit of higher yields.

In our view, credit markets continue to benefit from an extremely favorable technical backdrop, while the chase for yield is driving spreads ever lower. The weak economic backdrop is a persistent concern, however, especially with spreads at multi-year tight levels. Nonetheless, we feel that credit spreads still provide an attractive carry, versus record low government yields, and the robust demand for credit is unlikely to reverse any time soon, in our view. This had led us to position the Fund cautiously in credit markets, given that the current rally has been supported mainly by quantitative easing. How long this rally can last remains to be seen, in our view.

Loan Facility and the Use of Leverage

The Fund utilizes leverage to seek to increase the yield for its shareholders. The amounts borrowed from the loan facility may be invested to return higher rates than the rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund’s performance.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of default under the credit agreement, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. The loan facility has a term of 364 days and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager, Aberdeen Asset Management Limited (the “Investment Adviser”) or Aberdeen Asset Managers Limited (the “Sub-Adviser”) from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. The covenants also include a requirement that the Fund maintain a NAV of no less than $75,000,000.

Prices and availability of leverage are extremely volatile in the current market environment. The Board regularly reviews the use of leverage by the Fund and may explore other forms of leverage. The Fund is also authorized to use reverse repurchase agreements as another form of leverage. A reverse repurchase agreement involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for the Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, the Fund’s NAV will decline faster than otherwise would be the case. Reverse repurchase agreements, as with any leveraging techniques, may increase the Fund’s return; however, such transactions also increase the Fund’s risks in down markets.

Aberdeen Global Income Fund, Inc.

Report of the Investment Manager (unaudited) (concluded)

Interest Rate Swaps

The Fund may enter into interest rate swaps to efficiently gain or hedge interest rate or currency risk. As of April 30, 2013, the Fund held interest rate swap agreements with an aggregate notional amount of $40,000,000, which represented 100% of the Fund’s total borrowings. Under the terms of the agreements currently in effect, the Fund receives a floating rate of interest (three month USD-LIBOR BBA rate) and pays fixed rates of interest for the terms and based upon the notional amounts set forth below:

Remaining Term as of April 30, 2013	Amount (in $ millions)	Fixed Rate Payable (%)
54 months	20.0	0.84
6 months	20.0	0.34

A significant risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreements. There can be no assurance that the Fund will have an interest rate swap in place at any given time nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund’s interest rate risk with respect to the loan facility. The implementation of this strategy is at the discretion of the Leverage Committee of the Board.

Aberdeen Asset Management Asia Limited

Aberdeen Global Income Fund, Inc.

Average Annual Returns (unaudited)

April 30, 2013

The following table summarizes Fund performance compared to the Fund’s blended benchmark consisting of 20% of the B of A ML Australian Gov Bonds Index, 20% of the Bank of America Merrill Lynch UK Gov Bonds Index, 15% of the Bank of America Merrill Lynch Canadian Gov Bonds Index, 15% of the Bank of America Merrill Lynch New Zealand Gov Bonds Index and 30% of the B of A ML Global Emerging Markets Index for the 1-year, 3-year, 5-year and 10-year periods as of April 30, 2013.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	8.2%	11.8%	9.7%	10.0%
Market Value	2.6%	10.2%	11.8%	10.5%
Benchmark	7.2%	10.9%	8.1%	9.6%

Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE MKT during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. The Fund’s total return for the six-month period is based on the reported NAV on April 30, 2013. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 866-839-5233.

The net operating expense ratio is 2.02%. The net operating expense ratio, excluding interest expense, is 1.67%.

Aberdeen Global Income Fund, Inc.

Portfolio Composition (unaudited)

Quality of Investments

As of April 30, 2013, 68.2% of the Fund’s total investments were invested in securities where either the issue or the issuer was rated “A” or better by Standard & Poor’s or Moody’s Investors Service, Inc., or, if unrated, judged to be of equivalent quality by the Investment Manager. The table below shows the asset quality of the Fund’s portfolio as of April 30, 2013, compared with the previous six and twelve months:

Date	AAA/Aaa %	AA/Aa %	A %	BBB/Baa %	BB/Ba* %	B* %	CCC* %
April 30, 2013**	33.3	28.1	6.8	14.9	11.0	5.3	0.6
October 31, 2012	43.3	18.8	6.6	16.2	8.2	6.6	0.3
April 30, 2012**	40.0	22.3	7.9	13.5	9.7	6.6	0.0

*	Below investment grade
**	Unaudited

Geographic Composition

The Fund’s investments are divided into three categories: Developed Markets, Investment Grade Developing Markets and Sub-Investment Grade Developing Markets. The table below shows the geographical composition (with U.S. Dollar-denominated bonds issued by foreign issuers allocated into country of issuance) of the Fund’s total investments as of April 30, 2013, compared with the previous six and twelve months:

Date	Developed Markets %	Investment Grade Developing Markets %	Sub-Investment Grade Developing Markets %
April 30, 2013*	71.1	16.2	12.7
October 31, 2012	73.6	13.0	13.4
April 30, 2012*	74.5	12.3	13.2

*	Unaudited

Currency Composition

The table below shows the currency composition of the Fund’s total investments as of April 30, 2013, compared with the previous six and twelve months:

Date	Developed Markets %	Investment Grade Developing Markets %	Sub-Investment Grade Developing Markets %
April 30, 2013*	90.2	5.9	3.9
October 31, 2012	92.5	4.4	3.1
April 30, 2012*	94.4	3.9	1.7

*	Unaudited

Maturity Composition

As of April 30, 2013, the average maturity of the Fund’s total investments was 8.9 years, compared with 9.9 years as of October 31, 2012, and 10.7 years as of April 30, 2012. The table below shows the maturity composition of the Fund’s investments as of April 30, 2013, compared with the previous six and twelve months:

Date	Under 3 Years %	3 to 5 Years %	5 to 10 Years %	10 Years & Over %
April 30, 2013*	25.9	13.9	42.2	18.0
October 31, 2012	18.9	17.2	36.2	27.7
April 30, 2012*	21.8	13.4	29.8	35.0

*	Unaudited

Aberdeen Global Income Fund, Inc.

Summary of Key Rates (unaudited)

The following table summarizes the movements of key interest rates and currencies from April 30, 2013 and the previous six- and twelve-month periods.

	April 30, 2013	October 31, 2012	April 30, 2012
Australia
90 day bank bills	2.91%	3.14%	4.05%
10 yr bond	3.09%	3.13%	3.67%
Australian Dollar	$1.04	$1.04	$1.04
Canada
90 day bank bills	0.99%	1.00%	1.10%
10 yr bond	1.70%	1.79%	2.04%
Canadian Dollar	$0.99	$1.00	$1.01
Malaysia
3-month T-bills	3.00%	3.05%	3.06%
10 yr bond	3.36%	3.46%	3.57%
Malaysian Ringgit*	~~R~~3.04	~~R~~3.05	~~R~~3.06
New Zealand
90 day bank bills	2.67%	2.69%	2.71%
10 yr bond	3.17%	3.48%	3.99%
New Zealand Dollar	$0.86	$0.82	$0.82
Philippines
90 day T-bills	0.37%	0.73%	2.47%
10 yr bond	3.48%	5.11%	5.79%
Philippines Peso*	~~P~~41.16	~~P~~41.20	~~P~~42.94
Singapore
3-month T-bills	0.24%	0.24%	0.25%
10 yr bond	1.37%	1.34%	1.55%
Singapore Dollar*	~~S~~$1.23	~~S~~$1.22	~~S~~$1.26
South Korea
90 day commercial paper	2.81%	2.85%	3.40%
10 yr bond	2.77%	3.02%	3.81%
South Korean Won*	~~W~~1,101.30	~~W~~1,090.60	~~W~~1,133.05
Thailand
90 day deposits	1.63%	1.88%	2.00%
10 yr bond	3.39%	3.30%	3.82%
Thai Baht*	~~B~~29.35	~~B~~30.65	~~B~~30.85
United Kingdom
90 day bank bills	0.50%	0.53%	1.01%
10 yr bond	1.69%	1.85%	2.11%
British Pound	£1.56	£1.61	£1.62
U.S.$ Bonds**
South Korea	1.21%	1.11%	2.34%
Malaysia	2.80%	2.74%	3.37%
Philippines	2.10%	2.10%	3.04%
Hong Kong	0.93%	1.16%	1.40%

*	These currencies are quoted Asian currency per U.S. Dollar. The Australian, Canadian and New Zealand Dollars and British Pound are quoted U.S. Dollars per currency.
**	Sovereign issues.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited)

As of April 30, 2013

Principal Amount (000)		Description	Value (US$)
CORPORATE BONDS—22.8%
AUSTRALIA—3.3%
AUD	500	CFS Retail Property Trust, 6.25%, 12/22/2014	$540,079
AUD	500	DnB NOR Boligkreditt, 6.25%, 06/08/2016	554,858
AUD	600	Kommunalbanken AS, 6.00%, 10/21/2014	646,982
AUD	500	National Capital Trust III, 4.00%, 09/30/2016 (a)(b)(c)	478,971
AUD	1,500	St. George Bank Ltd., 10.00%, 05/09/2018 (a)	1,557,305
AUD	500	Wesfarmers Ltd., 8.25%, 09/11/2014	551,208
			4,329,403
BRAZIL—1.1%
USD	200	Banco do Estado do Rio Grande do Sul, 7.38%, 02/02/2022 (d)	220,000
USD	420	OAS Financial Ltd., 8.88%, 04/25/2018 (a)(b)(c)(d)	424,079
USD	200	OGX Petroleo e Gas Participacoes SA, 8.50%, 06/01/2015 (b)(d)	125,500
USD	200	QGOG Constellation SA, 6.25%, 11/09/2016 (b)(d)	210,400
USD	220	Vale Overseas Ltd., 4.38%, 01/11/2022	231,523
USD	200	Virgolino de Oliveira Finance Ltd., 11.75%, 02/09/2017 (b)(d)	205,000
			1,416,502
CHILE—0.4%
USD	150	Automotores Gildemeister SA, 6.75%, 01/15/2018 (b)(d)	153,750
USD	100	Automotores Gildemeister SA, 8.25%, 05/24/2016 (b)(d)	108,500
USD	200	SACI Falabella, 3.75%, 04/30/2023 (d)	200,400
			462,650
CHINA—0.6%
USD	300	China Overseas Finance Cayman Island II Ltd., 5.50%, 11/10/2020 (d)	342,888
USD	200	Country Garden Holdings Co. Ltd., 11.13%, 02/23/2015 (b)(d)	229,500
USD	200	Yancoal International Resources Development Co. Ltd., 5.73%, 05/16/2022 (d)	201,466
			773,854
DOMINICAN REPUBLIC—0.2%
USD	250	AES Andres Dominicana Ltd., 9.50%, 11/12/2015 (b)(d)	271,875
EGYPT—0.4%
USD	500	African Export-Import Bank, 5.75%, 07/27/2016	539,425
EL SALVADOR—0.2%
USD	300	Telemovil Finance Co. Ltd., 8.00%, 10/01/2014 (b)(d)	324,000
GEORGIA—0.2%
USD	250	Georgian Oil and Gas Corp., 6.88%, 05/16/2017 (d)	265,000
GUATEMALA—0.3%
USD	300	Industrial Subordinated Trust, 8.25%, 07/27/2021 (d)	331,500
INDIA—0.2%
USD	250	Bharti Airtel International Netherlands BV, 5.13%, 03/11/2023 (d)	256,900
INDONESIA—0.3%
USD	100	Adaro Indonesia PT, 7.63%, 10/22/2014 (b)(d)	109,120
USD	200	Indosat Palapa Co. BV, 7.38%, 07/29/2015 (b)(d)	224,750
			333,870

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2013

Principal Amount (000)		Description	Value (US$)
CORPORATE BONDS (continued)
KAZAKHSTAN—0.6%
USD	200	Kazakhstan Temir Zholy Finance BV, 6.95%, 07/10/2042 (d)	$237,000
USD	220	KazMunayGas National Co. JSC, 4.40%, 04/30/2023 (d)	222,175
USD	310	Zhaikmunai LP Via Zhaikmunai International BV, 7.13%, 11/13/2016 (b)(d)	335,575
			794,750
MALAYSIA—0.1%
USD	110	PETRONAS Capital Ltd., 7.88%, 05/22/2022 (d)	154,635
MEXICO—1.4%
USD	200	Alpek SA de CV, 4.50%, 11/20/2022 (d)	208,750
USD	438	Bank of New York Mellon SA Institucion de Banca Multiple, 9.63%, 05/02/2018 (b)(d)	271,676
USD	250	BBVA Bancomer SA, 6.75%, 09/30/2022 (d)	287,500
USD	200	Cemex Finance LLC, 9.38%, 10/12/2017 (b)(d)	229,500
USD	230	Pemex Project Funding Master Trust, 5.75%, 03/01/2018	268,525
USD	40	Pemex Project Funding Master Trust, 6.63%, 06/15/2035	50,311
USD	240	Pemex Project Funding Master Trust, 6.63%, 06/15/2038	303,016
USD	270	Tenedora Nemak SA de CV, 5.50%, 02/28/2018 (b)(d)	280,463
			1,899,741
NEW ZEALAND—2.0%
NZD	2,000	Deutsche Bank AG, 3.56%, 06/16/2013 (a)(b)	1,685,791
NZD	1,000	General Electric Capital Corp., 6.75%, 09/26/2016	932,185
			2,617,976
NIGERIA—0.2%
USD	250	Access Finance BV, 7.25%, 07/25/2017 (d)	266,189
PERU—0.4%
USD	330	Banco de Credito del Peru, 4.75%, 03/16/2016 (b)(d)	353,100
USD	150	Corp. Azucarera del Peru SA, 6.38%, 08/02/2017 (b)(d)	160,725
			513,825
REPUBLIC OF SOUTH KOREA—0.5%
INR	33,000	Export-Import Bank of Korea, 6.00%, 02/27/2014 (d)	609,283
RUSSIA—3.9%
USD	200	Alfa Bank OJSC Via Alfa Bond Issuance PLC, 7.75%, 04/28/2021 (d)	226,540
USD	350	Alfa Bank OJSC Via Alfa Bond Issuance PLC, 7.88%, 09/25/2017 (d)	395,535
USD	300	EuroChem Mineral & Chemical Co. OJSC via EuroChem GI Ltd., 5.13%, 12/12/2017 (d)	307,200
USD	220	Evraz Group SA, 6.50%, 04/22/2020 (d)	215,875
USD	200	Gazprom Neft OAO Via GPN Capital SA, 4.38%, 09/19/2022 (d)	200,250
USD	380	Home Credit & Finance Bank OOO Via Eurasia Capital SA, 9.38%, 04/24/2018 (a)(b)(d)	412,300
USD	320	Lukoil International Finance BV, 3.42%, 04/24/2018 (d)	325,760
USD	200	Metalloinvest Finance Ltd., 5.63%, 04/17/2020 (d)	199,710
USD	200	OJSC Novolipetsk Steel via Steel Funding Ltd., 4.95%, 09/26/2019 (d)	200,800
USD	107	RZD Capital Ltd., 5.74%, 04/03/2017 (d)	118,235
RUB	38,300	RZD Capital Ltd., 8.30%, 04/02/2019 (d)	1,290,127
USD	300	Sberbank of Russia Via SB Capital SA, 6.13%, 02/07/2022 (d)	342,375
USD	200	Sibur Securities Ltd., 3.91%, 01/31/2018 (d)	196,550
USD	300	VimpelCom Holdings BV, 5.95%, 02/13/2023 (d)	304,500
USD	180	VTB Bank OJSC Via VTB Capital SA, 6.55%, 10/13/2020 (d)	200,925
USD	200	VTB Bank OJSC Via VTB Capital SA, 6.88%, 05/29/2018 (b)(d)	224,300
			5,160,982

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2013

Principal Amount (000)	Description		Value (US$)
CORPORATE BONDS (continued)
SUPRANATIONAL—4.5%
INR	58,500	European Bank for Reconstruction & Development, 5.25%, 02/07/2014	$1,077,868
NZD	1,500	International Bank for Reconstruction & Development, 7.50%, 07/30/2014	1,357,494
NZD	3,800	International Finance Corp., 4.63%, 05/25/2016	3,389,150
			5,824,512
TURKEY—0.7%
USD	200	Arcelik, 5.00%, 04/03/2023 (d)	205,500
USD	200	Turkiye Halk Bankasi, 3.88%, 02/05/2020 (d)	201,000
USD	200	Turkiye Vakiflar Bankasi Tao, 6.00%, 11/01/2022 (d)	211,250
USD	300	Yasar Holdings SA Via Willow No. 2, 9.63%, 10/07/2013 (b)(d)	319,500
			937,250
UKRAINE—0.9%
USD	270	Metinvest BV, 10.25%, 05/20/2015 (d)	288,225
USD	280	MHP SA, 8.25%, 04/02/2020 (d)	276,462
USD	370	MHP SA, 10.25%, 04/29/2015 (b)(d)	391,748
USD	280	Mriya Agro Holding PLC, 9.45%, 04/19/2018 (d)	275,100
			1,231,535
UNITED ARAB EMIRATES—0.4%
USD	200	Abu Dhabi National Energy Co., 3.63%, 01/12/2023 (d)	202,800
USD	270	Ferrexpo Finance PLC, 7.88%, 04/07/2016 (d)	267,975
			470,775
		Total Corporate Bonds—22.8% (cost $27,801,367)	29,786,432
GOVERNMENT BONDS—100.7%
ARGENTINA—0.5%
USD	590	Republic of Argentina, 7.00%, 09/12/2013	590,393
AUSTRALIA—24.5%
AUD	700	Australia Government Bond, 4.75%, 04/21/2027 (d)	830,894
AUD	900	Australia Government Bond, 5.50%, 01/21/2018	1,046,645
AUD	2,910	Australia Government Bond, 5.50%, 04/21/2023	3,633,944
AUD	4,600	Australia Government Bond, 5.75%, 05/15/2021	5,695,832
AUD	800	Australia Government Bond, 5.75%, 07/15/2022	1,006,827
AUD	7,170	Australia Government Bond, 5.75%, 07/15/2022	9,023,684
AUD	2,000	New South Wales Treasury Corp., 6.00%, 04/01/2015	2,194,597
AUD	1,600	Queensland Treasury Corp., 6.00%, 06/14/2021 (e)	1,920,433
AUD	1,300	Queensland Treasury Corp., 6.00%, 07/21/2022	1,539,058
AUD	3,400	Treasury Corp. of Victoria, 5.75%, 11/15/2016	3,840,037
AUD	1,115	Treasury Corp. of Victoria, 6.00%, 06/15/2020	1,327,899
			32,059,850
BRAZIL—3.5%
BRL	4,501	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 01/01/2017	2,322,906
USD	150	Brazilian Government International Bond, 5.63%, 01/07/2041	188,025
USD	1,300	Brazilian Government International Bond, 7.13%, 01/20/2037	1,907,750
BRL	350	Brazilian Government International Bond, 8.50%, 01/05/2024	194,702
			4,613,383

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2013

Principal Amount (000)		Description	Value (US$)
GOVERNMENT BONDS (continued)
CANADA—13.8%
CAD	2,000	Canadian Government Bond, 8.00%, 06/01/2023	$3,149,079
CAD	2,000	Canadian Government Bond, 9.00%, 06/01/2025	3,531,848
CAD	3,000	Canadian Government Bond, 10.25%, 03/15/2014	3,215,385
CAD	2,000	Hydro Quebec, 9.63%, 07/15/2022	3,105,861
CAD	500	Ontario Electricity Financial Corp., 8.50%, 05/26/2025	774,346
CAD	2,200	Province of British Columbia Canada, 8.50%, 08/23/2013	2,233,979
CAD	2,000	Province of New Brunswick, 7.75%, 01/13/2014	2,072,163
			18,082,661
COLOMBIA—0.2%
USD	240	Colombia Government International Bond, 7.38%, 03/18/2019	311,760
COSTA RICA—0.2%
USD	250	Costa Rica Government International Bond, 4.25%, 01/26/2023 (d)	253,750
CROATIA—0.8%
USD	500	Croatia Government International Bond, 6.25%, 04/27/2017 (d)	550,170
USD	320	Croatia Government International Bond, 6.63%, 07/14/2020 (d)	364,640
USD	100	Croatia Government International Bond, 6.75%, 11/05/2019 (d)	114,334
			1,029,144
DOMINICAN REPUBLIC—0.2%
USD	100	Dominican Republic International Bond, 5.88%, 04/18/2024 (d)	102,500
USD	160	Dominican Republic International Bond, 7.50%, 05/06/2021 (d)	183,760
			286,260
HONDURAS—0.6%
USD	730	Honduras Government International Bond, 7.50%, 03/15/2024 (d)	737,300
HUNGARY—1.5%
HUF	36,000	Hungary Government Bond, 6.75%, 11/24/2017	170,068
HUF	132,000	Hungary Government Bond, 7.00%, 06/24/2022	647,925
HUF	31,000	Hungary Government Bond, 7.75%, 08/24/2015	146,493
HUF	83,000	Hungary Government Bond, 8.00%, 02/12/2015	387,745
USD	580	Hungary Government International Bond, 4.13%, 02/19/2018	585,800
			1,938,031
LATVIA—0.5%
USD	600	Republic of Latvia, 2.75%, 01/12/2020 (d)	598,500
MALAYSIA—0.9%
MYR	3,600	Malaysia Government Bond, 4.01%, 09/15/2017	1,222,805
MEXICO—1.7%
MXN	3,000	Mexico Fixed Rate Bonds, 7.25%, 12/15/2016	273,387
MXN	2,700	Mexico Fixed Rate Bonds, 7.50%, 06/03/2027	283,819
MXN	6,600	Mexico Fixed Rate Bonds, 8.00%, 12/17/2015	597,079
MXN	3,350	Mexico Fixed Rate Bonds, 8.00%, 12/07/2023	355,174
USD	550	Mexico Government International Bond, 6.05%, 01/11/2040	723,250
			2,232,709

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2013

Principal Amount (000)		Description	Value (US$)
GOVERNMENT BONDS (continued)
MONGOLIA—0.5%
USD	300	Mongolia Government International Bond, 4.13%, 01/05/2018 (d)	$291,750
USD	450	Mongolia Government International Bond, 5.13%, 12/05/2022 (d)	425,250
			717,000
NEW ZEALAND—19.7%
NZD	3,100	New Zealand Government Bond, 3.00%, 04/15/2020	2,665,455
NZD	900	New Zealand Government Bond, 5.00%, 03/15/2019	860,767
NZD	8,460	New Zealand Government Bond, 5.50%, 04/15/2023	8,671,040
NZD	4,550	New Zealand Government Bond, 6.00%, 04/15/2015	4,160,906
NZD	1,700	New Zealand Government Bond, 6.00%, 12/15/2017	1,664,916
NZD	6,555	New Zealand Government Bond, 6.00%, 05/15/2021	6,808,248
NZD	1,000	Province of Manitoba, 6.38%, 09/01/2015	913,357
			25,744,689
NIGERIA—1.2%
NGN	229,000	Nigeria Government Bond, 15.10%, 04/27/2017	1,594,304
PAKISTAN—0.4%
USD	430	Pakistan Government International Bond, 6.88%, 06/01/2017 (d)	402,050
USD	150	Pakistan Government International Bond, 7.13%, 03/31/2016 (d)	142,500
			544,550
PERU—0.7%
PEN	1,850	Peru Government Bond, 7.84%, 08/12/2020	875,793
PHILIPPINES—0.9%
USD	850	Philippine Government International Bond, 6.38%, 10/23/2034	1,184,687
USD	40	Philippine Government International Bond, 8.38%, 06/17/2019	54,150
			1,238,837
ROMANIA—1.1%
RON	900	Romania Government Bond, 5.75%, 01/27/2016	279,751
USD	900	Romanian Government International Bond, 6.75%, 02/07/2022 (d)	1,103,040
			1,382,791
RUSSIA—1.5%
RUB	35,500	Russian Federal Bond—OFZ, 7.50%, 02/27/2019	1,222,890
USD	500	Russian Foreign Bond—Eurobond, 5.00%, 04/29/2020 (d)	576,875
USD	100	Vnesheconombank Via VEB Finance PLC, 6.80%, 11/22/2025 (d)	120,250
			1,920,015
RWANDA—0.1%
USD	200	Rwanda International Government Bond, 6.63%, 05/02/2023 (d)	195,720
SERBIA—1.4%
USD	400	Republic of Serbia, 5.25%, 11/21/2017 (d)	422,200
USD	1,150	Republic of Serbia, 7.25%, 09/28/2021 (d)	1,342,625
			1,764,825

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2013

Principal Amount (000)		Description	Value (US$)
GOVERNMENT BONDS (continued)
SOUTH AFRICA—3.4%
USD	920	Eskom Holdings Ltd., 5.75%, 01/26/2021 (d)	$1,028,100
ZAR	1,100	South Africa Government Bond, 7.00%, 02/28/2031	118,919
ZAR	2,700	South Africa Government Bond, 10.50%, 12/21/2026	399,998
ZAR	19,800	South Africa Government Bond, 13.50%, 09/15/2015	2,607,638
USD	160	South Africa Government International Bond, 5.50%, 03/09/2020	188,400
USD	100	South Africa Government International Bond, 6.25%, 03/08/2041	130,000
			4,473,055
TANZANIA—0.3%
USD	330	Tanzania Government International Bond, 6.45%, 03/08/2020 (a)(d)	345,262
TURKEY—3.4%
TRY	5,200	Turkey Government Bond, 9.00%, 01/27/2016	3,157,272
USD	200	Turkey Government International Bond, 5.63%, 03/30/2021	234,500
USD	560	Turkey Government International Bond, 6.25%, 09/26/2022	690,200
USD	300	Turkey Government International Bond, 7.50%, 11/07/2019	382,500
			4,464,472
UNITED KINGDOM—15.0%
GBP	1,180	United Kingdom Gilt, 8.00%, 09/27/2013	1,890,562
GBP	3,000	United Kingdom Gilt, 8.00%, 12/07/2015	5,601,473
GBP	6,205	United Kingdom Treasury Gilt, 4.25%, 12/07/2049	12,064,748
			19,556,783
URUGUAY—1.0%
UYU	7,200	Uruguay Government International Bond, 4.25%, 04/05/2027 (f)	746,343
UYU	6,080	Uruguay Government International Bond, 5.00%, 09/14/2018 (f)	616,156
			1,362,499
VENEZUELA—1.0%
USD	1,080	Venezuela Government International Bond, 5.75%, 02/26/2016 (d)	1,023,300
USD	200	Venezuela Government International Bond, 7.75%, 10/13/2019 (d)	188,000
USD	40	Venezuela Government International Bond, 12.75%, 08/23/2022 (d)	45,660
			1,256,960
VIETNAM—0.2%
USD	220	Vietnam Government International Bond, 6.88%, 01/15/2016 (d)	243,650
		Total Government Bonds—100.7% (cost $112,393,509)	131,637,751
SHORT-TERM INVESTMENT—2.3%
UNITED STATES—2.3%
USD	2,944	Repurchase Agreement, State Street Bank & Trust Co., 0.04% dated 04/30/2013, due 05/01/2013 in the amount of $2,944,003 collateralized by $3,010,000 U.S. Treasury Notes, 0.50% maturing 07/31/2017; value $3,010,409	2,944,000
		Total Short-Term Investment—2.3% (cost $2,944,000)	2,944,000
		Total Investments—125.8% (cost $143,138,876)	164,368,183

		Liabilities in Excess of Other Assets—(25.8)%	(33,663,910)
		Net Assets—100.0%	$130,704,273

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2013

AUD—Australian Dollar	INR—Indian Rupee	PEN—Peruvian Nuevo Sol	UYU—Uruguayan Peso
BRL—Brazilian Real	MXN—Mexican Peso	RON—Romanian Leu	ZAR—South African Rand
CAD—Canadian Dollar	MYR—Malaysian Ringgit	RUB—New Russian Ruble
GBP—British Pound Sterling	NGN—Nigerian Naira	TRY—Turkish Lira
HUF—Hungarian Forint	NZD—New Zealand Dollar	USD—U.S. Dollar

(a)	Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect as of April 30, 2013.
(b)	The maturity date presented for these instruments represents the next call/put date.
(c)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely.
(d)	Denotes a restricted security, see Note 2(c).
(e)	This security is government guaranteed.
(f)	Inflation linked security.

At April 30, 2013, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty		Amount Purchased		Amount Sold	Fair Value	Unrealized Appreciation
Brazilian Real/United States Dollar
06/04/2013	JPMorgan Chase	BRL	1,063,000	USD	523,258	$529,728	$6,470
Turkish Lira/United States Dollar
07/19/2013	Citibank	TRY	712,000	USD	393,974	394,018	44
						$923,746	$6,514
Purchase Contracts Settlement Date*	Counterparty		Amount Purchased		Amount Sold	Fair Value	Unrealized Appreciation

Sale Contracts Settlement Date*
United States Dollar/Brazilian Real
06/04/2013	JPMorgan Chase	USD	532,676	BRL	1,063,000	$529,729	$2,947
United States Dollar/Hungarian Forint
07/19/2013	Citibank	USD	502,846	HUF	114,161,000	498,040	4,806
United States Dollar/New Russian Ruble
06/04/2013	JPMorgan Chase	USD	1,929,070	RUB	60,528,000	1,941,335	(12,265)
07/19/2013	JPMorgan Chase	USD	349,807	RUB	11,056,870	351,938	(2,131)
United States Dollar/New Zealand Dollar
07/19/2013	UBS	USD	8,778,443	NZD	10,435,000	8,904,832	(126,389)
United States Dollar/South African Rand
07/19/2013	JPMorgan Chase	USD	291,927	ZAR	2,678,000	295,331	(3,404)
United States Dollar/Turkish Lira
07/19/2013	JPMorgan Chase	USD	1,096,727	TRY	1,983,000	1,097,384	(657)
						$13,618,589	$(137,093)

*	Certain contracts with different trade dates and like characteristics have been shown net.

At April 30, 2013, the Fund’s interest rate swaps were as follows:

Currency	Notional Amount	Expiration Date	Counterparty	Receive (Pay) Floating Rate	Floating Rate Index	Fixed Rate	Unrealized Depreciation
USD	20,000,000	11/01/2013	Barclays Bank	Receive	3-month LIBOR Index	0.34%	$(26,775)
USD	20,000,000	11/01/2017	Barclays Bank	Receive	3-month LIBOR Index	0.84%	(169,349)
							$(196,124)

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statement of Assets and Liabilities (unaudited)

As of April 30, 2013

Assets
Investments, at value (cost $140,194,876)	$161,424,183
Repurchase agreement, at value (cost $2,944,000)	2,944,000
Foreign currency, at value (cost $5,736,708)	5,736,410
Cash at broker for interest rate swaps	170,000
Cash at broker for futures contracts	445
Receivable for investments sold	2,921,792
Interest receivable	2,419,222
Unrealized appreciation on forward foreign currency exchange contracts	14,267
Prepaid expenses in connection with the at-the-market stock offering	232,894
Prepaid expenses	917
Total assets	175,864,130

Liabilities
Bank loan payable (Note 6)	40,000,000
Payable for investments purchased	3,594,288
Dividends payable to common shareholders	658,291
Due to custodian	291,230
Unrealized depreciation on interest rate swaps	196,124
Unrealized depreciation on forward foreign currency exchange contracts	144,846
Investment management fees payable (Note 3)	96,445
Investor relations fees payable (Note 3)	36,376
Administration fees payable (Note 3)	18,547
Interest payable on bank loan	2,259
Accrued expenses	121,451
Total liabilities	45,159,857

Net Assets	$130,704,273

Composition of Net Assets:
Common stock (par value $.001 per share)	$9,404
Paid-in capital in excess of par	109,387,740
Distributions in excess of net investment income	(3,961,298)
Accumulated net realized loss from investments, interest rate swaps and futures contracts	(6,909,915)
Net unrealized appreciation on investments, futures contracts and interest rate swaps	12,731,268
Accumulated net realized foreign exchange gains	11,268,409
Net unrealized foreign exchange and forward foreign currency contract gains	8,178,665
Net Assets	$130,704,273
Net asset value per common share based on 9,404,150 shares issued and outstanding	$13.90

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statement of Operations (unaudited)

For the Six Months Ended April 30, 2013

Net Investment Income

Income
Interest and amortization of discount and premium (net of foreign withholding taxes of $13,918)	$3,744,409
3,744,409

Expenses
Investment management fee (Note 3)	541,743
Directors’ fees and expenses	106,989
Administration fee (Note 3)	104,181
Investor relations fees and expenses (Note 3)	57,298
Reports to shareholders and proxy solicitation	45,679
Legal fees and expenses	45,472
Independent auditors’ fees and expenses	43,092
Insurance expense	33,196
Custodian’s fees and expenses	25,122
Bank loan fees and expenses	15,883
Transfer agent’s fees and expenses	12,631
Miscellaneous	30,691
Total operating expenses, excluding interest expense	1,061,977
Interest expense (Note 6)	219,198
Total operating expenses	1,281,175

Net Investment Income	2,463,234

Realized and Unrealized Gains/(Losses) on Investments, Interest Rate Swaps, Futures Contracts and Foreign Currencies

Net realized gain/(loss) from:
Investment transactions	2,637,131
Interest rate swaps	38,761
Forward and spot foreign currency exchange contracts	24,001
Foreign currency transactions	(74,973)
2,624,920

Net change in unrealized appreciation/(depreciation) on:
Investments	(1,284,041)
Interest rate swaps	(187,444)
Forward and spot foreign currency exchange contracts	(129,780)
Foreign currency translation	636,606
(964,659)
Net gain from investments, interest rate swaps, futures contracts and foreign currencies	1,660,261
Net Increase in Net Assets Resulting from Operations	$4,123,495

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2013 (unaudited)	For the Year Ended October 31, 2012

Increase/(Decrease) in Net Assets

Operations:
Net investment income	$2,463,234	$5,569,999
Net realized gain from investments, interest rate swaps and futures contracts	2,675,892	655,449
Net realized gain/(loss) from foreign currency transactions	(50,972)	546,725
Net change in unrealized appreciation/depreciation on investments, interest rate swaps and futures contracts	(1,471,485)	7,093,905
Net change in unrealized appreciation/depreciation on foreign currency translation	506,826	(1,517,851)
Net increase in net assets resulting from operations	4,123,495	12,348,227

Distributions to Shareholders from:
Net investment income	(3,911,900)	(8,406,823)
Net decrease in net assets from distributions	(3,911,900)	(8,406,823)

Common Stock Transactions:
Proceeds from the at-the-market stock offering (Note 5)	2,416,751	2,555,698
Expenses in connection with the at-the-market stock offering (Note 5)	(35,818)	(37,715)
Change in net assets from common stock transactions	2,380,933	2,517,983
Change in net assets resulting from operations	2,592,528	6,459,387

Net Assets:
Beginning of period	128,111,745	121,652,358
End of period (including distributions in excess of net investment income of ($3,961,298) and ($2,512,632), respectively)	$130,704,273	$128,111,745

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statement of Cash Flows (unaudited)

For the Six Months Ended April 30, 2013

Increase/(Decrease) in Cash (Including Foreign Currency)
Cash flows provided from (used for) operating activities:
Interest received (excluding discount and premium amortization of $945,705)	$4,783,121
Operating expenses paid	(1,248,336)
Payments received from broker for collateral on interest rate swaps	770,000
Purchases and sales of short-term portfolio investments, net	(1,986,000)
Purchases of long-term portfolio investments	(30,565,404)
Proceeds from sales of long-term portfolio investments	31,038,417
Realized gains on forward foreign currency exchange contracts closed	12,862
Realized gains on interest rate swap transactions	38,761
Purchases and sales of interest rate swaps, net	(881,360)
Decrease in prepaid expenses and other assets	33,196
Net cash provided from operating activities	1,995,257
Cash flows provided from (used for) financing activities
Issuance of common stock	2,416,750
Dividends paid to common shareholders	(3,899,626)
Negative cash due to custodian	291,230
Net cash used for financing activities	(1,191,646)
Effect of exchange rate on cash	99,368
Net increase in cash	902,979
Cash at beginning of period	4,833,431
Cash at end of period	$5,736,410

Reconciliation of Net Increase in Net Assets from Operations to Net Cash (Including Foreign Currency) Provided from (Used for) Operating Activities
Net increase in total net assets resulting from operations	$4,123,495
Increase in investments	(1,407,226)
Net realized gain on investment transactions	(2,637,131)
Net realized gain on interest rate swap transactions	(38,761)
Net realized foreign exchange losses	50,972
Net change in unrealized appreciation/depreciation on investments, futures contracts and interest rate swaps	1,471,485
Net change in unrealized foreign exchange gains/losses	(506,826)
Decrease in interest receivable	93,007
Increase in receivable for investments sold	(2,504,185)
Decrease in interest payable on bank loan	(1,374)
Net decrease in other assets	33,196
Increase in payable for investments purchased	3,395,752
Payments received from broker for interest rate swaps	770,000
Change in payable/receivable for interest rate swap transactions	(881,360)
Increase in accrued expenses and other liabilities	34,213
Total adjustments	(2,128,238)
Net cash provided from operating activities	$1,995,257

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Financial Highlights

	For the Six Months Ended April 30, 2013 (unaudited)		For the Year Ended October 31,
			2012	2011	2010	2009	2008
Per Share Operating Performance(a):
Net asset value per common share, beginning of period	$13.88		$13.45	$12.92	$11.67	$9.61	$14.19
Net investment income	0.26		0.61	0.72	0.72	0.62	0.81
Net realized and unrealized gains/(losses) on investments, interest rate swaps, futures contracts and foreign currency transactions	0.18		0.73	0.65	1.37	3.02	(4.35)
Dividends to preferred shareholders from net investment income	–		–	–	–	–	(0.07)
Total from investment operations applicable to common shareholders	0.44		1.34	1.37	2.09	3.64	(3.61)
Distributions to common shareholders from:
Net investment income	(0.42)		(0.92)	(0.84)	(0.84)	(0.92)	(1.02)
Tax return of capital	–		–	–	–	(0.67)	–
Total distributions	(0.42)		(0.92)	(0.84)	(0.84)	(1.59)	(1.02)
Offering cost on common stock	–		–	–	–	–	–
Impact of shelf offering	–		0.01	–	–	–	–
Effect of Fund shares repurchased	–		–	–	–	0.01	0.05
Net asset value per common share, end of period	$13.90		$13.88	$13.45	$12.92	$11.67	$9.61
Market value, end of period	$13.70		$14.06	$13.11	$12.53	$11.70	$8.20

Total Investment Return Based on(b):
Market value	0.45%		14.54%	11.48%	14.84%	68.04%	(30.80% )
Net asset value	3.24%	(c)	10.21% (c)	11.00%	18.72%	43.04%	(25.87% )

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data(d):
Net assets applicable to common shareholders, end of period (000 omitted)	$130,704		$128,112	$121,652	$116,817	$105,075	$86,743
Average net assets applicable to common shareholders (000 omitted)	$128,072		$123,780	$118,560	$108,068	$92,052	$120,990
Net operating expenses	2.02%	(e)	2.07%	2.13%	2.49%	3.30%	2.47% (f)
Net operating expenses without reimbursement	2.02%	(e)	2.07%	2.13%	2.49%	3.33% (g)	2.47% (f)
Net operating expenses, excluding interest expense	1.67%	(e)	1.68%	1.68%	1.88%	2.52%	1.91%
Net investment income	3.88%	(e)	4.50%	5.47%	6.02%	6.02%	5.63%
Portfolio turnover	21%		34%	76%	44%	63%	42%
Senior securities (loan facility) outstanding (000 omitted)	$40,000		$40,000	$40,000	$40,000	$30,000	$30,000
Asset coverage ratio on revolving credit facility at period end	427%		420%	404%	392%	450%	389%
Asset coverage per $1,000 on revolving credit facility at period end(h)	$4,268		$4,196	$4,041	$3,920	$4,502	$3,891

Aberdeen Global Income Fund, Inc.

Financial Highlights (concluded)

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(c)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(d)	Ratios calculated on the basis of income, expenses and preferred share dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders. For the six months ended April 30, 2013, and for each of the years ended October 31, 2012, 2011, 2010, 2009, and 2008, the ratios of net investment income before preferred stock dividends to average net assets of common shareholders were 3.88%, 4.50%, 5.47%, 6.02%, 6.02% and 6.13%, respectively.
(e)	Annualized.
(f)	Includes expenses of both preferred and common stock.
(g)	In 2009, the Fund filed a non-routine proxy to consider the approval of a new sub-advisory agreement among the Fund, Investment Manager, and Sub-Adviser. The Fund and the Investment Manager agreed to each bear equal responsibility with respect to the costs of soliciting proxies associated with the non-routine item.
(h)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, including Auction Market Preferred Stock, for investment purposes by the amount of any borrowings.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited)

April 30, 2013

1. Organization

Aberdeen Global Income Fund, Inc. (the “Fund”) was incorporated in Maryland on June 28, 1991, as a closed-end, non-diversified management investment company. The Fund’s principal investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective. As a non-fundamental policy, under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Fund’s Board of Directors (the “Board”) upon 60 days’ prior written notice to shareholders. The Fund’s investments are divided into three categories: Developed Markets, Investment Grade Developing Markets and Sub-Investment Grade Developing Markets. “Developed Markets” are those countries contained in the Citigroup World Government Bond Index, New Zealand, Luxembourg and the Hong Kong Special Administrative Region. As of April 30, 2013, securities of the following countries comprised the Citigroup World Government Bond Index: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Malaysia, Mexico, Netherlands, Norway, Poland, Singapore, Spain, Sweden, Switzerland, United Kingdom, and the United States. “Investment Grade Developing Markets” are those countries whose sovereign debt is rated not less than Baa3 by Moody’s Investors Services Inc. (“Moody’s”) or BBB- by Standard & Poor’s (“S&P”) or comparably rated by another appropriate nationally or internationally recognized ratings agency. “Sub-Investment Grade Developing Markets” are those countries that are not Developed Markets or Investment Grade Developing Markets. Under normal circumstances, at least 60% of the Fund’s total assets are invested in fixed income securities of issuers in Developed Markets or Investment Grade Developing Markets, whether or not denominated in the currency of such country; provided, however, that the Fund will invest at least 40% of its total assets in fixed income securities of issuers in Developed Markets. The Fund may only invest up to 40% of its total assets in fixed income securities of issuers in Sub-Investment Grade Developing Markets, whether or not denominated in the currency of such country. There can be no assurance that the Fund will achieve its investment objectives. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency. However, the Australian Dollar, Canadian Dollar and British Pound are the functional currencies for U.S. federal tax purposes.

(a) Security Valuation:

The Fund is required to value its securities at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider. If there are no current day bids, the security is valued at the previously applied bid. Short-term debt securities (such as commercial paper, and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value. Debt and other fixed-income securities are determined as Level 2 investments.

Exchange-traded derivatives are generally Level 1 investments and over-the-counter derivatives are generally Level 2 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable, the fair value of a security is determined by the Fund’s Pricing Committee (which is appointed by the Board), taking into account the relevant factors and surrounding circumstances. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon adjusted quoted priced in active markets for identical assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about theassumptions market participants would use in

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2013

pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs

Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity

Forward foreign currency contracts	Forward exchange rate quotations

Swap agreements	Market information pertaining to the underlying reference assets, i.e., credit spreads, credit event probabilities, fair values, forward rates, and volatility measures

The following is a summary of the inputs used as of April 30, 2013 in valuing the Fund’s investments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Assets	Level 1	Level 2	Level 3
Fixed Income Investments
Corporate Bonds	$–	$29,786,432	$–
Government Bonds	–	131,637,751	–
Total Fixed Income Investments	–	161,424,183	–
Short-Term Investment	–	2,944,000	–
Total Investments	$–	$164,368,183	$–
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$–	$14,267	$–
Total Other Financial Instruments	$–	$14,267	$–
Total Assets	$–	$164,382,450	$–
Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$–	$(144,846)	$–
Interest Rate Swap Agreements	–	(196,124)	–
Total Liabilities – Other Financial Instruments	$–	$(340,970)	$–

Amounts listed as “–” are $0 or round to $0.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2013

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. During the period ended April 30, 2013, there were no transfers between Level 1 and Level 2. For the period ended April 30, 2013, there have been no significant changes to the fair valuation methodologies.

(b) Repurchase Agreements:

The Fund may enter into repurchase agreements. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. The Fund held a repurchase agreement of $2,944,000 as of April 30, 2013.

(c) Restricted Securities:

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.

(d) Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the “Valuation Time,” as provided by an independent pricing service approved by the Board. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time).

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the exchange rates at the current daily rates of exchange; and
(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund’s books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. The net realized and unrealized foreign exchange gain/(loss) shown in the composition of net assets represents foreign exchange gain/(loss) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

(e) Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage currency risk, credit risk and interest rate risk and to replicate or as a substitute for physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date at a price set at the time of the contract. Forward contracts are used to manage the Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2013

relative to the benchmark. The use of forward contracts allows the separation of decision-making between markets and their currencies. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. During the six months ended April 30, 2013, the Fund used forward contracts in order to position the currency exposure according to the Fund’s ongoing strategy.

Futures Contracts:

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish the Fund’s positions may not exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contract it has entered.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract expires or is closed, the gain/(loss) is realized and is presented in the Statement of Operations as a net realized gain/(loss) on futures contracts. Futures contracts are valued daily at their last quoted sale price on the exchange on which they are traded.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value/market value of the underlying hedged assets. During the six months ended April 30, 2013, the Fund did not hold any futures contracts.

Swaps:

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. The Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the difference between the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. The Fund records unrealized gains/(losses) on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains/(losses). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swap contracts. Realized gains/(losses) from terminated swaps are included in net realized gains/(losses) on swap contracts transactions. During the six month period ended April 30, 2013, the Fund used interest rate swaps as a tool to hedge the leverage of the Fund.

The Fund is a party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter derivative and foreign exchange contracts, entered into by the Fund and the counterparty. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2013

Summary of Derivative Instruments:

The Fund may use derivatives for various purposes as noted above. The following is a summary of the fair value of Derivative Instruments, not accounted for as hedging instruments, as of April 30, 2013:

	Asset Derivatives		Liability Derivatives
	Period Ended April 30, 2013		Period Ended April 30, 2013
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate swaps (interest rate risk)	Unrealized appreciation on interest rate swaps	$–	Unrealized depreciation on interest rate swaps	$196,124

Forward foreign exchange contracts (foreign exchange risk)	Unrealized appreciation on forward currency exchange contracts	$14,267	Unrealized depreciation on forward currency exchange contracts	$144,846
Total		$14,267		$340,970

Amounts listed as “–” are $0 or round to $0.

The Effect of Derivative Instruments on the Statement of Operations

for the Six Months Ended April 30, 2013

Derivatives Not Accounted for as Hedging Instruments Under Statement 133(a)	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives
	Realized/Unrealized Gain/(Loss) from Investments, Interest Rate Swaps, Futures Contracts and Foreign Currencies

Interest rate swaps (interest rate risk)		$38,761	$(187,444)

Forward foreign exchange contracts (foreign exchange risk)		$12,862	$(129,123)
Total		$51,623	$(316,567)

Information about forward currency contracts reflected as of the date of this report is generally indicative of the type of activity for the six months ended April 30, 2013. In prior months, the Fund also held positions in both Euro and British Pound Sterling forward contracts. During March 2013, the Fund began to hold positions in Russian Ruble forward contracts. The quarterly average notional values for the Fund’s forward contracts were as follows:

Quarter	Average Notional Value
1st Quarter	$16,277,772
2nd Quarter	17,797,805

Information about interest rate swaps reflected as of the date of this report is generally indicative of the type and volume of activity for the six months ended April 30, 2013. The total overall notional value and volume of interest rate swap positions was unvaried for the period.

The Fund values derivatives at fair value, as described in this note, and recognizes changes in fair value currently in the results of operations. Accordingly, the Fund does not follow hedge accounting even for derivatives employed as economic hedges.

(f) Security Transactions, Investment Income and Expenses:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2013

calculated on the identified cost basis. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities. Expenses are accrued on a daily basis.

(g) Distributions:

The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions, if necessary, on a monthly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount and premium.

(h) Federal Income Taxes:

For federal income and excise tax purposes, substantially all of the Fund’s transactions are accounted for using the functional currencies (Australian Dollar, Canadian Dollar or British Pound). Accordingly, realized currency gains/(losses) are realized from changes in the foreign exchange rates against the Australian Dollar or are a result from the repatriation of any of the functional currencies into U.S. Dollars. This may differ substantially from the realized currency gains recognized under GAAP within the financial statements. Furthermore, the Fund’s distribution requirements are calculated on a federal tax basis whereby currency gains/(losses) are considered income and distributed out as such.

The Fund intends to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

(i) Cash Flow Information:

The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency but does not include cash at brokers in segregated accounts for financial futures contracts because it is designated as collateral.

3. Agreements and Transactions with Affiliates

(a) Investment Manager, Investment Adviser, and Investment Sub-Adviser:

Aberdeen Asset Management Asia Limited (the “Investment Manager”) serves as investment manager to the Fund, pursuant to a management agreement. Aberdeen Asset Management Limited (the “Investment Adviser”) serves as the investment adviser and Aberdeen Asset Managers Limited (“AAML” or the “Sub-Adviser”) serves as the sub-adviser, pursuant to an advisory agreement and a sub-advisory agreement (the “Sub-Advisory agreement”), respectively. The Investment Manager, the Investment Adviser and the Sub-Adviser are wholly-owned subsidiaries of Aberdeen Asset Management PLC.

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of, and the placement of orders with, brokers and dealers to execute portfolio transactions on behalf of the Fund. The Sub-Adviser manages the portion of the Fund’s assets that the Investment Manager allocates to it.

The management agreement provides the Investment Manager with a fee, payable monthly by the Fund, at the following annual rates: 0.65% of the Fund’s average weekly Managed Assets up to $200 million, 0.60% of Managed Assets between $200 million and $500 million, and 0.55% of Managed Assets in excess of $500 million. Managed Assets is defined in the management agreement as net assets plus the amount of any borrowings for investment purposes.

The Investment Manager pays fees to the Investment Adviser for its services rendered. The Investment Manager informed the Fund that it paid $163,873 to the Investment Adviser, with respect to the Fund, during the six months ended April 30, 2013. As compensation for its services under the Sub-Advisory Agreement, the Sub-Adviser received $78,510 in sub-advisory fees, with respect to the Fund, during the six months ended April 30, 2013.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2013

(b) Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager, Investment Adviser and Sub-Adviser, is the Fund’s Administrator, pursuant to an agreement under which AAMI receives a fee, payable monthly by the Fund, at an annual fee rate of 0.125% of the Fund’s average weekly Managed Assets up to $1 billion, 0.10% of the Fund’s average weekly Managed Assets between $1 billion and $2 billion, and 0.075% of the Fund’s average weekly Managed Assets in excess of $2 billion.

(c) Investor Relations:

Under the terms of an Investor Relations Services Agreement, AAMI serves as the Fund’s investor relations services provider.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine and articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

For the six months ended April 30, 2013, the Fund paid fees of approximately $55,344 for investor relations services. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six months ended April 30, 2013, were $33,961,156 and $33,542,602, respectively.

5. Capital

There are 300 million shares of $0.001 par value common stock authorized. As of April 30, 2013, there were 9,404,150 shares of common stock issued and outstanding.

The Fund has filed a “shelf” registration statement with the SEC, which became effective on December 29, 2011 and permits the Fund to issue up to $60,000,000 in shares of common stock through one or more public offerings. In accordance with the terms of the sales agreement, the Fund may offer and sell up to 1,500,000 of its shares, par value $0.001 per share, from time to time through JonesTrading Institutional LLC as its agent for the offer and sale of the shares. Under the shelf registration statement, the Fund may sell the Fund’s common shares in one or more at-the-market offerings (the “ATM” offerings) when market conditions are considered favorable. Such shares would only be issued when the premium to net asset value is greater than the costs associated with the transaction. Any proceeds raised would be used for investment purposes. Through the six-month period ended April 30, 2013, there were 175,334 shares sold through the ATM offering. Offering costs are capitalized as a prepaid expense. When shares are sold, a portion of the cost attributable to those shares will be charged to paid-in capital. For the six months ended April 30, 2013, these costs were $35,818. These costs are noted on the Statements of Changes in Net Assets.

On March 1, 2001, the Board approved a stock repurchase program. The Board amended the program on December 12, 2007. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month period, if and when the discount to NAV is at least 8%. For the six months ended April 30, 2013, and fiscal year ended October 31, 2012, the Fund did not repurchase any shares through this program.

6. Revolving Credit Facility

The Fund’s revolving credit loan facility with The Bank of Nova Scotia was renewed for another 364-day term on March 1, 2013. For the six months ended April 30, 2013, the balance of the loan outstanding was $40,000,000, and the average interest rate on the loan facility was 1.09%. The average balance for the six months was $40,000,000. The interest expense is accrued on a daily basis and is payable to The Bank of Nova Scotia on a monthly basis.

The amounts borrowed from the loan facility may be invested to return higher rates than the rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund’s performance.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2013

objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of a default under the credit agreement, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. The loan facility has a term of 365 days and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all. Bank loan fees and expenses included in the Statement of Operations include fees for the renewal of the loan facility as well as commitment fees for any portion of the loan facility not drawn upon at any time during the period. During the six months ended April 30, 2013, the Fund incurred fees of approximately $15,883.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager, Investment Adviser or Sub-Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. The covenants also include a requirement that the Fund maintain a net asset value of no less than $75,000,000.

7. Portfolio Investment Risks

(a) Credit and Market Risk:

Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Fund.

(b) Interest Rate Risk:

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

(c) Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

(d) Concentration Risk:

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions subject to foreign securities or currencies risks. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

(e) Risks Associated with European Markets:

A number of countries in Europe have experienced and continue to experience severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

April 30, 2013

obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside of Europe. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.

8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

9. Tax Cost of Investments

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of April 30, 2013 were as follows:

Cost	Appreciation	Depreciation	Net Unrealized Appreciation
$155,309,660	$11,899,724	$(2,841,201)	$9,058,523

10. Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), Disclosures about Offsetting Assets and Liabilities. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective for annual reporting periods beginning on or after January 1, 2013 (and interim periods within those annual periods). Management is currently evaluating the implications of this ASU and its impact on the financial statements has not been determined.

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no disclosures or adjustments were required to the Financial Statements as of April 30, 2013.

On May 9, 2013 and June 11, 2013, the Fund announced that it will pay on June 14, 2013 and July 12, 2013 a distribution of $0.07 per share to all shareholders of record as of May 31, 2013 and June 28, 2013, respectively.

Aberdeen Global Income Fund, Inc.

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders was held on Thursday, March 28, 2013 at 712 Fifth Avenue, 49th Floor, New York, New York. The description of the proposals and number of shares voted at the meeting are as follows:

1. To elect two directors to serve as Class III directors for three year terms or until their successors are duly elected and qualify:

	Votes For	Votes Withheld
Martin J. Gilbert	6,842,561	1,516,305
Neville J. Miles	8,096,843	262,023

Directors whose term of office continued beyond this meeting are as follows: P. Gerald Malone, John T. Sheehy, William J. Potter, and Peter D. Sacks.

Aberdeen Global Income Fund, Inc.

An Invitation to Aberdeen’s Investor Relations

Your Fund on the Web

As part of our ongoing commitment to provide information to shareholders, Aberdeen invites you to visit your Fund on the web at www.aberdeenfco.com.

From this page, you can view monthly fact sheets, read news from our portfolio managers, learn more about the Fund’s distributions and results, view daily fact sheets courtesy of Morningstar®, conduct portfolio charting and see other information designed to keep you up-to-date on your investment.

Aberdeen Closed-End Fund Talk Channel

Please take a look at Aberdeen’s award-winning Closed-End Fund Talk Channel, where you can watch portfolio manager web casts and our latest short films. For replays of recent broadcasts or to register for upcoming events, please visit our Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usClosed/aberdeentv.

E-mail Services

Make sure you are enrolled in our e-mail services, which feature timely news from Aberdeen’s portfolio managers located around the world.

Enroll today at www.aberdeen-asset.us/aam.nsf/usclosed/email and be among the first to receive the latest news about your Fund.

Please contact Aberdeen Asset Management’s Investor Relations division by:

•	Calling toll free at (866) 839-5233 the U.S.

•	E-mailing InvestorRelations@aberdeen-asset.com

•	Visiting the web at www.aberdeen-asset.us/cef

Corporate Information

Directors

P. Gerald Malone, Chairman

Martin J. Gilbert

Neville J. Miles

William J. Potter

Peter D. Sacks

John T. Sheehy

Officers

Christian Pittard, President

Jeffrey Cotton, Chief Compliance Officer and Vice President, Compliance

Megan Kennedy, Vice President and Secretary

Andrea Melia, Treasurer and Principal Accounting Officer

Kevin Daly, Vice President

Martin J. Gilbert, Vice President

Alan Goodson, Vice President

Adam McCabe, Vice President

Anthony Michael, Vice President

Patrick O’Donnell, Vice President

Jennifer Nichols, Vice President

Victor Rodriguez, Vice President

Lucia Sitar, Vice President

Sharon Ferrari, Assistant Treasurer

Matthew Keener, Assistant Secretary

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Investment Adviser

Aberdeen Asset Management Limited

Level 6, 201 Kent Street

Sydney, NSW 2000, Australia

Investment Sub-Adviser

Aberdeen Asset Managers Limited

Bow Bells House, 1 Bread Street

London United Kingdom

EC4M 9HH

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

One Heritage Drive

North Quincy, MA 02171

Transfer Agent

Computershare Trust Company, N.A.

250 Royall Street

Canton, MA 02021

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP

787 Seventh Ave

New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-866-839-5233

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

The accompanying Financial Statements as of April 30, 2013, were not audited and accordingly, no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Global Income Fund, Inc. are traded on the NYSE MKT Equities Exchange under the symbol “FCO”. Information about the Fund’s net asset value and market price is available at www.aberdeenfco.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Global Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Item 2 –	Code of Ethics.

Not applicable to this filing.

Item 3 –	Audit Committee Financial Expert.

Not required to be included in this filing.

Item 4 –	Principal Accountant Fees and Services.

Not required to be included in this filing.

Item 5 –	Audit Committee of Listed Registrants.

Not required to be included in this filing.

Item 6 –	Investments.

(a)	Included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not required to be included in this filing.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not required to be included in this filing

(b)	During the period ended April 30, 2013, there was a change to the Portfolio Managers identified in the Registrant’s Annual Report on Form N-CSR filed on January 4, 2013.

Effective January 2013, Patrick O’Donnell replaced John Murphy as a portfolio manager of the Registrant.

(a)(1)	The information in the table below is as of July 02, 2013

Individual & Position	Services Rendered	Past Business Experience
Patrick O’Donnell Portfolio Manager – Investment Management Fixed Income EMEA	Portfolio manager in the Euro fixed income team.	Whilst completing his thesis in 2005, Patrick joined Aberdeen as a summer intern on the emerging market debt team. Patrick then joined the Graduate analyst program and has since held the roles of quantitative analyst and derivatives trader prior to becoming a portfolio manager in 2011.

	Registered Investment Companies Managed by Portfolio Manager		Pooled Investment Vehicles Managed by Portfolio Manager		Other Accounts Managed by Portfolio Manager
Name of Portfolio Manager	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)
Patrick O’Donnell	9	$844.49	87	$17,837.71	165	$28,579.06

Total assets are as of March 31, 2013 and have been translated to U.S. dollars at a rate of £1.00 = $1.52.

There are five other accounts (with assets under management totaling approximately $429.84 million) managed by Patrick O’Donnell with respect to which part of the advisory fee is based on the performance of the account. The investment strategies of these accounts are significantly different from those of the Registrant, so the performance fee should not create any conflict between that of the Portfolio Manager (and consequently, the Investment Manager and the Investment Adviser) and the interest of the Registrant.

Aberdeen Asset Management PLC’s (“Aberdeen”) remuneration policies are designed to support its business strategy, as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for its clients and shareholders. Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards which are payable to all members of staff are non-pensionable, are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen PLC or select Aberdeen funds (where applicable). Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to the Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, the Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts they manage.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, the Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

Long-Term Incentives

As part of an effective remuneration package, a long-term incentive plan is used to structure the package so as to retain, motivate, and reward key staff members with a view to improving their performance and thereby increasing the value of the Aberdeen PLC for the benefit of shareholders. Long-term incentive plans can be either fund or share based and typically vest over one, two and three year periods.

4)(a)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of April 30, 2013
Patrick O’Donnell	$0

(b)	Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
November 1 through November 30, 2012	0	0	0	923,793
December 1 through December 31, 2012	0	0	0	923,793
January 1 through January 31, 2013	0	0	0	927,508
February 1 through February 28, 2013	0	0	0	935,345
March 1 through March 31, 2013	0	0	0	940,415
April 1 through April 30, 2013	0	0	0	940,415
Total	0	0	0	—

1	The Registrant’s stock repurchase program was announced on March 19, 2001 and further amended by the Registrant’s Board of Directors on December 12, 2007. Under the terms of the current program, the Registrant is permitted to repurchase up to 10% of its outstanding shares of common stock, par value $.001 per share, on the open market during any 12 month period if and when the discount to net asset value is at least 8%.

Item 10 –	Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2013, there were no material changes to the policies by which stockholders may recommend nominees to the Fund’s Board.

Item 11 –	Controls and Procedures.

(a)	It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting that occurred during the first fiscal half year of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 –	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

(c)	A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits (c)(1), (c)(2), (c)(3), (c)(4), (c)(5) and (c)(6), as required by the terms of the Registrant’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Global Income Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Global Income Fund, Inc.

Date: July 02, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Global Income Fund, Inc.

Date: July 02, 2013

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Global Income Fund, Inc.

Date: July 02, 2013

Exhibit List

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications

12(c)(1), 12(c)(2), 12(c)(3), 12(c)(4), 12(c)(5) and 12(c)(6) Distribution notice to stockholders